                          REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of April 3,
2002, by and among Datatec Systems, Inc., a Delaware corporation (the
"Company"), and the undersigned Investors (each, an "Investor" and collectively, the "Investors").

      WHEREAS:

      A.    In connection with the Subordinated Secured Convertible Debentures and Warrants Purchase Agreement by and among the parties hereto of even date herewith (the "Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to issue and sell to the
Investors (i) Subordinated Secured Convertible Debentures (the "Debentures")
convertible into shares of the Company's common stock, $0.001 par value per share (the "Common Stock") (as issued upon conversion of the Debentures, the
"Conversion Shares"), and (ii) warrants ("Warrants") to purchase shares of
Common stock (as issued upon exercise of the Warrants, the "Warrant Shares");

      B.    To induce the Investors to execute and deliver the Purchase
Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows.

      1.    DEFINITIONS.

            As used in this Agreement, the following terms shall have the following meanings:

            a. "Investor" means an Investor, any permitted transferee or assignee thereof to whom an Investor assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 of this Agreement and any permitted transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 of this Agreement.

            b. "Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

            c. "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration
Statements (as defined below) in compliance with the 1933 Act and pursuant to
Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States
Securities and Exchange Commission (the "SEC").

            d. "Registrable Securities" means (i) the Common Stock issued or issuable pursuant to the Purchase Agreement, including the Conversion Shares and the Warrant Shares, whether issued or issuable, (ii) Common Stock issuable as interest pursuant to the terms of the Debentures and (iii) any shares of capital stock issued or issuable with respect to the foregoing as a result of any stock split, stock dividend, recapitalization, anti-dilution adjustment, exchange or similar event or otherwise, without regard to any limitation on conversion of the Debentures or exercise of the Warrants.

            e. "Registration Statement" means a registration statement or registration statements of the Company filed under the 1933 Act.

      2.    REGISTRATION.

            a. Mandatory Registration. The Company shall prepare, and, as soon as practicable, but in no event later than thirty (30) days after the Closing
Date (as defined in the Purchase Agreement) (the "Scheduled Filing Date"), file with the SEC a separate Registration Statement on Form S-3 covering the resale of all of the Registrable Securities issued and issuable in connection with the
Closing. In the event that Form S-3 is unavailable for such registration, the
Company shall use such other form as is available for such registration, subject to the provisions of Section 2.e of this Agreement. The Registration Statement prepared pursuant hereto shall register for resale that number of shares of
Common Stock equal to the number of Registrable Securities (both issued and issuable) as of the date immediately preceding the date the Registration
Statement is initially filed with the SEC, assuming that the Conversion Price
(as defined in the Purchase Agreement) were to decline 50% from the then-applicable Conversion Price (the "Registration Share Number Calculation
Price"). The Company shall use its best efforts to have the Registration
Statement declared effective by the SEC as soon as practicable, but in no event later than ninety (90) days after the Closing Date, regardless of whether or not the SEC conducts a full review of such Registration Statement (the "Scheduled
Effective Date"). The Company represents and covenants that no Person other than the Investors has or will have the right, without consent of the Investors, to include any securities of the Company in the Registration Statement to be filed in accordance with this Section 2.a.

            b. Piggy-Back Registrations. If at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company proposes to file with the SEC a Registration Statement relating to an underwritten offering for its own account or the account of others under the 1933 Act of any of its securities (other than a Registration Statement on Form S-4 or Form S-8 (or their equivalents at such time) relating to securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the
Company shall promptly send to each Investor written notice of the Company's intention to file a Registration Statement and of such Investor's rights under this Section 2.b and, if within twenty (20) days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such
Registration Statement all or any part of the Registrable Securities such
Investor requests to be registered for resale, subject to the priorities set forth in this Section 2.b below. No right to registration of Registrable
Securities under this Section 2.b shall be construed to limit any registration required under Section 2.a. The obligations of the Company under this Section
2.b may be waived by Investors holding a majority of the Registrable Securities.
Each Investor whose Registrable

Securities are included in such Registration Statement shall, unless otherwise agreed to by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering. If the managing underwriter(s) advise the Company, in writing, that in their reasonable good faith opinion, marketing or other factors dictate that a limitation on the number of shares of Common Stock which may be included in the Registration
Statement is necessary to facilitate and not adversely affect the proposed offering, then the Company shall include in such registration:

            (1) first, all securities the Company proposes to sell for its own account;

            (2) second, up to the full number of securities proposed to be registered for the account of the holders of securities entitled to inclusion of their securities in the Registration Statement by reason of demand registration rights; and

            (3) third, the securities requested to be registered by the
Investors and other holders of securities entitled to participate in the registration, as of the date hereof, drawn from them pro rata based on the number each has requested to be included in such registration; provided, however, that the Investors agree to subordinate their rights to include their shares pursuant to this 2.b to the right of Cisco to include a minimum of 30% of the shares they are entitled to include and so request to include in the
Registration Statement.

            c. Allocation of Registrable Securities. The initial number of
Registrable Securities included in the Registration Statement and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such number of
Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor's
Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such
Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities shall be allocated to the remaining
Investors, pro rata based on the number of Registrable Securities then held by such Investors.

            d. Legal Counsel. Subject to Section 5 hereof, the Investors holding a majority of the Registrable Securities shall have the right to select one legal counsel to review and oversee as their counsel any offering pursuant to this Section 2 ("Legal Counsel"), which shall be Duval & Stachenfeld LLP as their counsel or such other counsel as thereafter designated by the holders of a majority of Registrable Securities. The Company shall reasonably cooperate with
Legal Counsel in performing the Company's obligations under this Agreement.

            e. Ineligibility for Form S-3. In the event that Form S-3 is unavailable for any registration of Registrable Securities hereunder, the
Company shall (i) register the sale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on
Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a

                                        3

Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

            f. Sufficient Number of Shares Registered. If the number of shares available under the Registration Statement filed pursuant to Section 2.a is insufficient to cover all of the Registrable Securities which such Registration
Statement is required to cover, the Company shall amend the Registration
Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises and the Company is so requested by the Investors (such date, an "Additional Scheduled Filing
Date"). The Company shall use it best efforts to cause such amendment and/or new
Registration Statement to become effective as soon as practicable following the filing thereof, but in no event later than sixty (60) days after the Additional
Scheduled Filing Date (each such date, an "Additional Scheduled Effective
Date"). For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the
Registrable Securities" if at any time the Conversion Price has declined to a price that is less than 66.7% of the Registration Share Number Calculation
Price. For purposes of the calculation set forth in the foregoing sentence, any restrictions on conversion of the Debentures or the exercisability of the
Warrants shall be disregarded and such calculation shall assume that the
Debentures are then convertible into Conversion Shares at the then-applicable
Conversion Price and the Warrants are exercisable at the then-applicable
Exercise Price.

      3.    RELATED OBLIGATIONS.

      Whenever an Investor has requested that any Registrable Securities be registered pursuant to Section 2.b or at such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2.a or 2.f, the Company will use its best efforts to effect the registration of the
Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations.

            a. The Company shall promptly prepare and file with the SEC a separate Registration Statement with respect to the Registrable Securities issued and issuable in connection with the Closing (on or prior to the thirtieth
(30th) day after the Closing Date) for the registration of Registrable
Securities pursuant to Section 2.a and use its best efforts to cause such
Registration Statement relating to the Registrable Securities to become effective as soon as possible after such filing (but, in no event later than ninety (90) days after the Closing Date). The Company shall not file any other
Registration Statement with respect to any of its securities between the date hereof and ninety (90) days after the effective date of any such Registration
Statement (other than a Registration Statement on Form S-8 (or its equivalent at such time) or a Registration Statement registering for resale securities held as of the date hereof by the Company's directors or executive officers, or holders who, as of the date of a proposed registration, beneficially own 5% or more of the Company's common stock). The Company shall keep each of the Registration
Statements required to be filed hereunder effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell during any 90-day period all of the Registrable Securities covered by such
Registration Statement without restriction pursuant to Rule 144 promulgated under the 1933 Act (or successor thereto) or (ii) the date on which (A) the
Investors shall have sold all of the Registrable Securities

covered by such Registration Statement and (B) none of the Debentures or
Warrants is outstanding (the "Registration Period"), each of which Registration
Statements (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The term "best efforts" shall mean, among other things, that the Company shall submit to the SEC, within two business days after the
Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on the
Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than
48 hours after the submission of such request.

            b. The Company shall prepare and file with the SEC such amendments
(including post-effective amendments) and supplements to a Registration
Statement and the prospectus used in connection with such Registration
Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3.b by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the
"1934 Act"), the Company shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

            c. The Company shall (a) permit Legal Counsel to review and comment upon (i) the Registration Statement at least seven (7) days prior to its filing with the SEC and (ii) all other Registration Statements and all amendments and supplements to all Registration Statements within a reasonable number of days prior to the their filing with the SEC and (b) not file any document in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which approval shall not be unreasonably withheld. The Company shall furnish to
Legal Counsel, without charge, (i) any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration
Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits and (iii) upon the effectiveness of any Registration
Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto.

            d. The Company shall furnish to each Investor whose Registrable
Securities are included in any Registration Statement, without charge, (i)
promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any

amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10)
copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such
Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the
Registrable Securities owned by such Investor.

            e. The Company shall (i) register and qualify the Registrable
Securities covered by a Registration Statement under such other securities or
"blue sky" laws of such jurisdictions in the United States as Legal Counsel or any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.e, (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky"
laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

            f. In the event Investors who hold a majority of the Registrable
Securities being offered in the offering select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering; provided, however, that the Company shall have the right to consent to the selection of such underwriter, which consent shall not be unreasonably withheld.

            g. As promptly as practicable after becoming aware of such event, the Company shall notify Legal Counsel and each Investor in writing of the happening of any event as a result of which the prospectus included in a
Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Legal
Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify
Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a
Registration Statement or any post-effective amendment has become effective
(notification of such effectiveness shall be delivered to Legal Counsel and each
Investor by facsimile on the same day

of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

            h. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable
Securities being sold (and, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose (such notice to be delivered by facsimile on the same day such notice of the initiation or threat of such proceeding, such order or suspension is received by the Company and by overnight mail).

            i. At the request of any Investor, the Company shall furnish to such
Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request
(i) if required by an underwriter, a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the
Investors.

            j. The Company shall make available for inspection by (i) any
Investor, (ii) Legal Counsel, (iii) any underwriter participating in any disposition pursuant to a Registration Statement, (iv) one firm of accountants or other agents retained by the Investors and (v) one firm of attorneys retained by such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the
Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Records or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the
Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

            k. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i)
disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

            l. The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange or market on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such
Registrable Securities is then permitted under the rules of such exchange or market, or (ii) secure the inclusion for quotation on the over-the-counter market on the electronic bulletin board for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers,
Inc. ("NASD"), as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3.l.

            m. The Company shall cooperate with the Investors who hold
Registrable Securities being offered and, to the extent applicable, any managing underwriter or underwriters, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the
Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or, if there is no managing underwriter or underwriters, the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request.

            n. The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of such
Registration Statement.

            o. If requested by the managing underwriters or an Investor, the
Company shall: (i) immediately incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters and the
Investors agree should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and any other terms of the underwritten (or best efforts underwritten) offering of the Registrable
Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if requested by an Investor or any underwriter of such Registrable Securities.

            p. The Company shall use its best efforts to cause the Registrable
Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

            q. The Company shall make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

            r. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

            s. Within two (2) business days after a Registration Statement which covers applicable Registrable Securities is ordered effective by the SEC, the
Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the
Investors whose Registrable Securities are included in such Registration
Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

            t. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

            u. Notwithstanding anything to the contrary in Section 3.g, at any time after the Registration Statement has been declared effective, the Company may delay the disclosure of material, non-public information concerning the
Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a
"Grace Period"); provided, that the Company shall promptly (i) notify the
Investors in writing of the existence of material, non-public information giving rise to a Grace Period and the date on which the Grace Period will begin, and
(ii) notify the Investors in writing of the date on which the Grace Period ends;
and, provided further, that during any consecutive 365-day period, there shall be only three Grace Periods, any such Grace Period not to exceed 15 consecutive days in the aggregate and all Grace Periods combined not to exceed 30 days in the aggregate (an "Allowable Grace Period"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) above and shall end on and include the date the Investors receive the notice referred to in clause (ii) above. Upon expiration of the Allowable Grace Period, the Company shall again be bound by the first sentence of Section 3.g with respect to the information giving rise thereto. Notwithstanding anything to the contrary contained herein, the Investors may convert some or all of the Debenture or exercise Warrants during a Grace Period.

            v. Each of the following events shall constitute a "Registration
Default" for purposes of this Agreement:

            (i) the Company's failure to file a Registration Statement by the applicable Scheduled Filing Date or Additional Scheduled Filing Date thereof, as appropriate;

            (ii) the SEC's failure to declare a Registration Statement effective on or before the applicable Scheduled Effective Date or Additional Scheduled
Effective Date thereof, as appropriate, except where the failure to meet such deadline is the result solely of actions by the holders of Registrable
Securities;

            (iii) the Company's failure to request acceleration of the effectiveness of a Registration Statement within two (2) business days after the
SEC has notified the Company that it may file such an acceleration request as required by Section 3.a hereof, except where the failure to meet such deadline is a result solely of actions by the holders of Registrable Securities;

            (iv) the Investors' inability to sell all Registrable Securities pursuant to an effective Registration Statement (whether because of a failure to keep the Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, to register sufficient shares of Common Stock or otherwise); or

            (v) the aggregate days of Grace Period exceed the Allowable Grace
Period.

Upon the occurrence of a Registration Default, the Company shall pay each
Investor an amount determined in accordance with the following formula for each
30-day period of such Registration Default:

      2% x P x N for the first 30 days of the first Registration Default, and
      3% x P x N for all continuing or subsequent Registration Defaults where

      P =   the average closing sale price of the Common Stock for the applicable 30 days; and

      N =   the number of Registrable Securities that such Investor holds or may acquire pursuant to conversion of the Convertible Debenture and the exercise of Warrants on the last day of the applicable 30-day period
            (without giving effect to any limitations on conversion or exercise).

If a Registration Default is cured before the end of a 30-day period, the applicable formula shall be pro-rated. The Company shall pay such amount in cash on demand by an Investor made at any time during the continuance or after termination of such Registration Default. If the Company does not remit payment of the amount due to such Investor, the Company will pay the Investor's reasonable costs of collection, including attorneys' fees. An Investor's right to demand such payment shall be in addition to any other rights it may have under this Agreement, the Purchase Agreement or otherwise.

                                       10

      4.    OBLIGATIONS OF THE INVESTORS.

            a. At least seven (7) business days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this
Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

            b. Each Investor by such Investor's acceptance of the Registrable
Securities agrees to cooperate with the Company as reasonably requested by the
Company in connection with the preparation and filing of any Registration
Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable
Securities from such Registration Statement.

            c. In the event any Investor elects to participate in an
underwritten public offering pursuant to Section 2.b, each such Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities.

            d. Each Investor agrees that, upon receipt of any notice from the
Company of the happening of any event of the kind described in Section 3.h or the first sentence of Section 3.g, such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s)
covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.h or the first sentence of Section 3.g.

            e. No Investor may participate in any underwritten offering pursuant to a registration hereunder unless such Investor (i) agrees to sell such
Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions.

            f. Each Investor agrees not to take any action to cause such
Investor to become a registered broker-dealer as defined under the 1934 Act or to effect any change to such Investor's status that would preclude the Company from using Form S-3 for the Registration Statement.

                                       11

      5.    EXPENSES OF REGISTRATION.

            All reasonable expenses (other than expenses incurred pursuant to
Section 3.j(iv) and (v) and underwriting discounts and commissions) incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company and reasonable fees and disbursements of Legal Counsel, shall be paid by the Company; provided, however that any such expenses of Legal
Counsel shall be included in and subject to the cap on expenses set forth in
Section 13.8 of the Purchase Agreement.

      6.    INDEMNIFICATION.

            In the event any Registrable Securities are included in a
Registration Statement under this Agreement:

            a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor who holds such
Registrable Securities, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency or body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified
Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof)
arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration
Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable
Securities pursuant to a Registration Statement or (iv) any material violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "Violations").

            The Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any

                                       12

legal fees or reasonable other expenses incurred by them in connection with investigating or defending any such Claim.

            Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.a: (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person or underwriter for such Indemnified
Person expressly for use in connection with the preparation of the Registration
Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3.d;
(ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the
Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3.d, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; and (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3.d. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the
Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9 of this Agreement.

            b. In connection with any Registration Statement in which an
Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6.a, the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act
(collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or
Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such
Investor expressly for use in connection with such Registration Statement; and, subject to Section 6.d, such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this
Section 6.b and the agreement with respect to contribution contained in Section
7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the
Investor shall be liable under this Section 6.b for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration
Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to
Section 9. Notwithstanding anything to the

                                       13

contrary contained herein, the indemnification agreement contained in this
Section 6.b with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus and such prospectus was provided to Investors as required, as then amended or supplemented.

            c. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing expressly for inclusion in the Registration Statement.

            d. Promptly after receipt by an Indemnified Person or Indemnified
Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an
Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for only one separate legal counsel for the Investors, and such legal counsel shall be selected by the Investors holding a majority of the issued or issuable Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the
Indemnified Party or Indemnified Person which relates to such action or claim.
The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the
Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.
The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to

                                       14

the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

            e. The indemnity agreements contained herein shall be in addition to
(i) any cause of action or similar right of the Indemnified Party or Indemnified
Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to applicable law.

      7.    CONTRIBUTION.

            To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no seller of Registrable Securities guilty of fraudulent misrepresentation
(within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable
Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

      8.    REPORTS UNDER THE 1934 ACT.

            With a view to making available to the Investors the benefits of
Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the
Company to the public without registration ("Rule 144"), during the Registration
Period, the Company agrees to:

            a. make and keep public information available, as those terms are understood and defined in Rule 144;

            b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

            c. furnish to each Investor so long as such Investor owns
Registrable Securities, promptly upon request, (i) a written statement by the
Company that it has complied with the reporting requirements of Rule 144, the
1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the
Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

      9.    ASSIGNMENT OF REGISTRATION RIGHTS.

            The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the

                                       15

Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws;
(iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase
Agreement.

      10.   AMENDMENT OF REGISTRATION RIGHTS.

            Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold or have the right to acquire a majority of the
Registrable Securities. Any amendment or waiver effected in accordance with this
Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

      11.   MISCELLANEOUS.

            a.    A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable
Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable
Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

            b.    Any notices, consents, waivers or other communications
required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

            If to the Company:

                  Datatec Systems, Inc.
                  23 Madison Road
                  Fairfield, New Jersey 07004
                  Attention:  Isaac J. Gaon
                  Telephone: (973) 808-4000
                  Facsimile:  (973) 890-2888

                                       16

            With a copy to:

                  Olshan Grundman Frome Rosenzweig & Wolosky LLP
                  505 Park Avenue
                  New York, New York 10022
                  Attention:  Robert H. Friedman
                  Telephone: (212) 755-7200
                  Facsimile:  (212) 755-1467

If to an Investor, to its address and facsimile number on the Schedule of
Investors attached hereto, with copies to such Investor's representatives as set forth on the Schedule of Investors or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party at least five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B)
mechanically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of such transmission or (C)
provided by a courier or overnight courier service shall be rebuttable evidence of personal service, overnight or courier delivery or transmission by facsimile in accordance with clause (i), (ii) or (iii) above, respectively.

            c. Failure of any party to exercise any right or remedy under this
Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

            d. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this
Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY
RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION
OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS
AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                                       17

            e. This Agreement and the Purchase Agreement (and the exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

            f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

            g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

            i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            j. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

            k. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                                       18

            IN WITNESS WHEREOF, the parties have caused this Registration Rights
Agreement to be duly executed as of day and year first above written.

COMPANY:                                INVESTORS:
-------                                 ---------

Datatec Systems, Inc.                   Halifax Fund, L.P.

By: /s/ Isaac Gaon                      By:  /s/ Maurice Hryshko
   ----------------------------            -------------------------------------
Name: Isaac J. Gaon                     Name:  Maurice Hryshko
   ----------------------------              -----------------------------------
Its:  Chief Executive Officer
   ----------------------------         Address:   c/o The Palladin Group, L.P.
                                                   195 Maplewood Avenue
                                                   Maplewood, NJ 07040
                                                   Fax: (973) 313-6494

                                        Palladin Opportunity Fund, L.L.C.

                                        By: /s/ Maurice Hryshko
                                           -------------------------------------
                                        Name:   Maurice Hryshko
                                             -----------------------------------

                                        Address:    c/o The Palladin Group, L.P.
                                                    195 Maplewood Avenue
                                                    Maplewood, NJ 07040
                                                    Fax: (973) 313-6494

                                       19

                                                                       Exhibit A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

            Attn:

                      Re:      Datatec Systems, Inc.
                               ---------------------

Ladies and Gentlemen:

            We are counsel to Datatec Systems, Inc., a Delaware corporation (the
"Company"), which has entered into that certain subordinated Secured Convertible
Debentures and Warrants Purchase Agreement (the "Purchase Agreement") by and
among the Company and the Investors named therein (collectively, the "Holders")
pursuant to which the Company issued to the Holders Debentures, convertible into shares of its common stock, $0.001 par value per share (the "Common Stock"), and
Warrants to purchase Common Stock. Pursuant to the Purchase Agreement, the
Company also has entered into a Registration Rights Agreement with the Holders
(the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the
Registration Rights Agreement) under the Securities Act of 1933, as amended (the
"1933 Act"). In connection with the Company's obligations under the Registration
Rights Agreement, on ____________ ___, 2002, the Company filed a Registration
Statement on Form S-___ (File No. 333-_____________) (the "Registration
Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

                                       20

            In connection with the foregoing, we advise you that a member of the
SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME
OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable
Securities are available for resale under the 1933 Act pursuant to the
Registration Statement.

                                            Very truly yours,

                                            [ISSUER'S COUNSEL]

                                            By:_____________________________

cc:         [LIST NAMES OF HOLDERS]

                                       21